Exhibit 10.20

LEASE RENEWAL AGREEMENT

I. PARTIES. This Lease Renewal Agreement (“Agreement”) is made this April 1st ,2022 by and between:

Landlord: Pink Parrotfish, LLC (“Landlord”) with a mailing address of 7366 E 119th St S, Bixby, O klahoma 74008.

AND

Tenant: Advanced Container Technologies, Inc. (“Tenant”).

The Landlord and Tenant shall be referred to as the “Parties” and agree to the following:

II. PREMISES. This Agreement refers to the property located at: 579 N. 151st E. Ave, Tulsa, Oklahoma 74116 (“Premises”).

III. LEASE. This Agreement refers to the lease agreement dated: April 1, 20 21 (“Lease”).

IV. EXTENSION PERIOD. For good consideration, the Parties agree to extend the term of the Lease by: (check one)

☐ - Extending 1 ☐ Days ☐ Months ☐ Years with no right of renewal or extension beyond that date unless a new agreement or extension is authorized by the Parties (“Extension”).

☐- Converting the Lease to a Month-to-Month Rental Agreement. Whereas, either Landlord or Tenant may terminate this Agreement, at any time, by providing ____ days’ notice or by the minimum time period provided in the State, whichever is greater (“Extension”).

☐ - Other._____________________________________________________ (“Extension”).

V. START DATE. This Agreement shall be in effect on: (check one)

☐ - When the Lease ends.

☐ - The Date of April 1, 20 22.

VI. OTHER TERMS. In addition to the Extension, the Parties agree: (check one)

☐ - To further amend the Lease as follows: _____________________________________________________.

☐ - To not further amend the Lease.

IN WITNESS WHEREOF, the parties have indicated their acceptance of the terms of this Agreement by their signatures below on the dates indicated.

Landlord’s Signature___________________ Date 4/1/2022

Tenant’s Signature___________________ Date 4/1/2022